Exhibit 24

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2007 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 31st day of July, 2007.

/s/ R.F. Bentele
R.F. Bentele

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2007 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of July, 2007.

/s/ Robert L. Lumpkins
Robert L. Lumpkins

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2007 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of July, 2007.

/s/ F. Guillaume Bastiaens
F. Guillaume Bastiaens

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2007 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 26th day of July, 2007.

/s/ Phyllis E. Cochran
Phyllis E. Cochran

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2007 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 31st day of July, 2007.

/s/ William R. Graber
William R. Graber

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2007 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 31st day of July, 2007.

/s/ Harold H. MacKay
Harold H. MacKay

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2007 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of July, 2007.

/s/ David B. Mathis
David B. Mathis

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2007 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of July, 2007.

/s/ William T. Monahan
William T. Monahan

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2007 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 27th day of July, 2007.

/s/ Bernard M. Michel
Bernard M. Michel

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2007 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of July, 2007.

/s/ James T. Prokopanko
James T. Prokopanko

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2007 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 31st day of July, 2007.

/s/ Steve M. Seibert
Steve M. Seibert

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2007 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 30th day of July, 2007.

/s/ Fredric W. Corrigan
Fredric W. Corrigan